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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2008

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                     Flagstone Reinsurance Holdings Limited
             (Exact name of registrant as specified in its charter)

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            Bermuda                      001-33364             98-0481623
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)

                23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 7.01 REGULATION FD DISCLOSURE.

         On April 28, 2008, Flagstone Reinsurance Holdings Limited issued a press release reporting that it has agreed to purchase, via a subsidiary, up to 29.9% of Alliance International Reinsurance Public Company Limited ("Alliance Re") from current shareholders. The transaction, subject to regulatory approvals, satisfactory due diligence and closing conditions, is expected to close in the second quarter of 2008. Alliance Re, domiciled in the Republic of Cyprus and publicly traded on the Cyprus Stock Exchange (ALL), is a specialist property and casualty reinsurer writing multiple lines of business in Europe, Asia, and the Middle East & North Africa regions. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and Exhibit 99.1 hereto are being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 7.01 of Form 8-K and are therefore not to be considered "filed" with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.


Exhibit No.      Description
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99.1             Press Release, dated April 28, 2008, relating to purchase of an interest in Alliance International Reinsurance Public
                 Company Limited.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 28, 2008                            FLAGSTONE REINSURANCE HOLDINGS
                                                LIMITED

                                            By: /s/James O'Shaughnessy
                                                ----------------------
                                               Name: James O'Shaughnessy
                                               Title: Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press Release, dated April 28, 2008, relating to purchase of an interest in Alliance International Reinsurance Public Company
                 Limited.